UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

to Section 13 or 15(d) OF THE

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

CONYERS PARK III ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40719	86-1451191
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Vanderbilt Beach Road, Suite 601 Naples, FL		34108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 429-2211
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	CPAAU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	CPAA	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CPAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events,

On August 12, 2021, Conyers Park III Acquisitions Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 35,000,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with Conyers Park III Sponsor LLC of 6,666,667 private placement warrants at a price of $1.50 per warrant, generating aggregate net proceeds of $350,000,000 (the “Offering Proceeds”). The Offering Proceeds were placed into a trust account established for the benefit of the Company’s public stockholder and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the trust account to fund up to $1,000,000 of the Company’s working capital requirements, as well as franchise and income taxes payable, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments of the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the consummate an initial business combination within 24 months from the closing of the IPO.

An audited balance sheets as of August 12, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Document Description
99.1	Audited Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2021	CONYERS PARK III ACQUISITION CORP.

	By:	/s/ Brian K. Ratzan
	Name:	Brian K. Ratzan
	Title:	Chief Financial Officer